Exhibit 10.01

OCCAM NETWORKS, INC.

2006 EQUITY INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide incentives to individuals who perform services to the Company, and

•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

(c) “Annual Revenue” means the Company’s or a business unit’s net sales for the Performance Period, determined in accordance with generally accepted accounting principles; provided, however, that prior to the Performance Period, the Administrator shall determine whether any significant item(s) shall be excluded or included from the calculation of Annual Revenue with respect to one or more Participants.

(d) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(e) “Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

(f) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(g) “Board” means the Board of Directors of the Company.

(h) “Cash Collections” means the actual cash or other freely negotiable consideration, in any currency, received in satisfaction of accounts receivable created by the sale of any Company products or services.

(i) “Change in Control” means the occurrence of any of the following events:

(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(iii) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

(j) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(k) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

(l) “Common Stock” means the common stock of the Company.

(m) “Company” means Occam Networks, Inc., a Delaware corporation, or any successor thereto.

(n) “Consultant” means any person, including an advisor, engaged by the Company or its Affiliates to render services to such entity.

(o) “Customer Satisfaction MBOs” means as to any Participant, the objective and measurable individual goals set by a “management by objectives” process and approved by the Administrator, which goals relate to the satisfaction of external or internal customer requirements.

(p) “Determination Date” means the latest possible date that will not jeopardize the qualification of an Award granted under the Plan as “performance-based compensation” under Section 162(m) of the Code.

(q) “Director” means a member of the Board.

(r) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(s) “Earnings Per Share” means as to any Performance Period, the Company’s Net Income or a business unit’s Pro Forma Net Income, divided by a weighted average number of Shares outstanding and dilutive common equivalent Shares deemed outstanding.

(t) “Employee” means any person, including Officers and Directors, employed by the Company or its Affiliates. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(v) “Fair Market Value” means, as of any date, the value of Common Stock as the Administrator may determine in good faith by reference to the price of such stock on any established stock exchange or a national market system, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, on the day of determination if the Common Stock is so listed on any established stock exchange or a national market system. If the Common Stock is not listed on any established stock exchange or a national market system, the value of the Common Stock will be determined by the Administrator in good faith.

(w) “Fiscal Year” means the fiscal year of the Company.

(x) “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(y) “Net Income” means as to any Performance Period, the income after taxes of the Company determined in accordance with generally accepted accounting principles, provided that prior to the Performance Period, the Administrator shall determine whether any significant item(s) shall be included or excluded from the calculation of Net Income with respect to one or more participants.

(z) “New Orders” means as to any Performance Period, the firm orders for a system, product, part, or service that are being recorded for the first time as defined in the Company’s order recognition policy.

(aa) “Non-Owner Outside Director” means an Outside Director who is not the beneficial owner of more than 5% of the Company’s outstanding capital stock.

(bb) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(cc) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(dd) “Operating Profit” means as to any Performance Period, the difference between revenue and related costs and expenses, excluding income derived from sources other than regular activities and before income deductions.

(ee) “Option” means a stock option granted pursuant to the Plan.

(ff) “Outside Director” means a Director who is not an Employee.

(gg) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(hh) “Participant” means the holder of an outstanding Award.

(ii) “Performance Goals” will have the meaning set forth in Section 11 of the Plan.

(jj) “Performance Period” means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.

(kk) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

(ll) “Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

(mm) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(nn) “Plan” means this 2006 Equity Incentive Plan.

(oo) “Pro Forma Net Income” means as to any business unit for any Performance Period, the Net Income of such business unit, minus allocations of designated corporate expenses.

(pp) “Product Shipments” means as to any Performance Period, the quantitative and measurable number of units of a particular product that shipped during such Performance Period.

(qq) “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

(rr) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(ss) “Return on Designated Assets” means as to any Performance Period, the Pro Forma Net Income of a business unit, divided by the average of beginning and ending business unit designated assets, or Net Income of the Company, divided by the average of beginning and ending designated corporate assets.

(tt) “Return on Equity” means, as to any Performance Period, the percentage equal to the value of the Company’s or any business unit’s common stock investments at the end of such Performance Period, divided by the value of such common stock investments at the start of such Performance Period, excluding any common stock investments so designated by the Administrator.

(uu) “Return on Sales” means as to any Performance Period, the percentage equal to the Company’s Net Income or the business unit’s Pro Forma Net Income, divided by the Company’s or the business unit’s Annual Revenue.

(vv) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(ww) “Section 16(b)” means Section 16(b) of the Exchange Act.

(xx) “Service Provider” means an Employee, Director or Consultant.

(yy) “Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

(zz) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

(aaa) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(bbb) “Successor Corporation” has the meaning given to such term in Section 15(c) of the Plan.

3. Stock Subject to the Plan.

(a) Stock Subject to the Plan. Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares that may be awarded and sold under the Plan is 1,700,000 Shares plus (i) any Shares that, as of the date of stockholder approval of this Plan, have been reserved but not issued pursuant to any awards granted under the Company’s 2000 Stock Incentive Plan (the “2000 Plan”), and are not subject to any awards granted thereunder, and (ii) any Shares subject to stock options or similar awards granted under the 2000 Plan, that expire or otherwise terminate without having been exercised in full and Shares issued pursuant to awards granted under the 2000 Plan, that are forfeited to or repurchased by the Company, and (iii) an annual increase to be added on the first day of the Company’s fiscal year beginning in 2007, equal to the lesser of (a) 750,000 shares, (b) three percent (3%) of the outstanding shares on such date, or (c) an amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b) Full Value Awards. Any Shares subject to Awards granted of Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and Stock Appreciation Rights will be counted against the numerical limits of this Section 3 as two (2) Shares for every one (1) Share subject thereto. Further, if Shares acquired pursuant to any such Award are forfeited or repurchased by the Company and would otherwise return to the Plan pursuant to Section 3(c), two (2) times the number of Shares so forfeited or repurchased will return to the Plan and will again become available for issuance.

(c) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and Stock Appreciation Rights), the forfeited or repurchased Shares which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, all of the Shares covered by the Award (that is, Shares actually issued pursuant to a Stock Appreciation Right, as well as the Shares that represent payment of the exercise price) will cease to be available under the Plan. However, Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the tax and exercise price of an Award will not become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment provided in Section 15, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 3(c).

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder;

(iv) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(v) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(vi) to modify or amend each Award (subject to Section 20(c) of the Plan). Notwithstanding the previous sentence, the Administrator may not modify or amend an Option or Stock Appreciation Right to reduce the exercise price of such Option or Stock Appreciation Right after it has been granted (except for adjustments made pursuant to Section 15), and neither may the Administrator cancel any outstanding Option or Stock Appreciation Right and immediately replace it with a new Option or Stock Appreciation Right with a lower exercise price;

(vii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(viii) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award pursuant to such procedures as the Administrator may determine; and

(ix) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5. Eligibility. Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares and such other cash or stock awards as the Administrator determines may be granted to Service Providers. Incentive Stock Options may be granted only to employees of the Company or any Parent or Subsidiary of the Company.

6. Stock Options.

(a) Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of Options granted to any Participant, provided that during any Fiscal Year, no Participant will be granted Options covering more than 75,000 Shares. Notwithstanding the foregoing limitation, in connection with a Participant’s initial service as an Employee, an Employee may be granted Options covering up to an additional 175,000 Shares.

(c) Term of Option. The Administrator will determine the term of each Option in its sole discretion. Any Option granted under the Plan will not be exercisable after the expiration of ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(d) Option Exercise Price and Consideration.

(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, but will be no less than 100% of the Fair Market Value per Share on the date of grant. In addition, in the case of an

Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(d), Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code. The Administrator may not modify or amend an Option to reduce the exercise price of such Option after it has been granted (except for adjustments made pursuant to Section 15 of the Plan) nor may the Administrator cancel any outstanding Option and replace it with a new Option, Stock Appreciation Right, or other Award with a lower exercise price, unless, in either case, such action is approved by the Company’s stockholders.

(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii) Form of Consideration. The Administrator will determine the acceptable form(s) of consideration for exercising an Option, including the method of payment, to the extent permitted by Applicable Laws.

(e) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with an applicable withholding taxes). No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan.

(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(v) Other Termination. A Participant’s Award Agreement may also provide that if the exercise of the Option following the termination of Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16(b), then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the 10th day after the last date on which such exercise would result in such liability under Section 16(b). Finally, a Participant’s Award Agreement may also provide that if the exercise of the Option following the termination of the Participant’s status as a Service Provider (other than upon the Participant’s death or disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (A) the expiration of the term of the Option, or (B) the expiration of a period of three (3) months after the termination of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

(vi) Administrator Discretion. The Administrator, in its sole discretion, may, after an Option is granted, extend the maximum term of an Option (subject to Section 6(c) regarding Incentive Stock Options) or the post-termination exercisability period of an Option provided, however, that such Option shall terminate no later than following the expiration of ten (10) years from the Grant Date. Unless otherwise determined by the Committee, any extension of the term or post-termination exercisability period of an Option pursuant to this Section 6(e)(vi) shall comply with Section 409A of the Code.

7. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant, provided that during any Fiscal Year, no Participant will be granted Stock Appreciation Rights covering more than 125,000 Shares. Notwithstanding the foregoing limitation, in connection with a Participant’s initial service as an Employee, an Employee may be granted Stock Appreciation Rights covering up to an additional 200,000 Shares.

(c) Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan, provided, however, that the exercise price will be not less than 100% of the Fair Market Value of a Share on the date of grant. The Administrator may not modify or amend a Stock Appreciation Right to reduce the exercise price of such Stock Appreciation Right after it has been granted (except for adjustments made pursuant to Section 15 of the Plan) nor may the Administrator cancel any outstanding Stock Appreciation Right and replace it with a new Stock Appreciation Right, Option, or other Award with a lower exercise price, unless, in either case, such action is approved by the Company’s stockholders.

(d) Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(e) also will apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

(g) Administrator Discretion. The Administrator, in its sole discretion, may, after a Stock Appreciation Right is granted, extend the maximum term of a Stock Appreciation Right or the post-termination exercisability period of a Stock Appreciation Right provided, however, that such Stock Appreciation Right shall terminate no later than following the expiration of ten (10) years from the Grant Date. Unless otherwise determined by the Committee, any extension of the term or post-termination exercisability period of a Stock Appreciation Right pursuant to this Section 7(g) shall comply with Section 409A of the Code.

8. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Notwithstanding the foregoing sentence, during any Fiscal Year no Participant will receive more than an aggregate of 125,000 Shares of Restricted Stock; provided, however, that in connection with a Participant’s initial service as an Employee, an Employee may be granted an aggregate of up to an additional 200,000 Shares of Restricted Stock. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

(c) Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

9. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Each Restricted Stock Unit grant will be evidenced by an Award Agreement that will specify such other terms and conditions as the Administrator, in its sole discretion, will determine, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units and the form of payout, which, subject to Section 9(d), may be left to the discretion of the Administrator. Notwithstanding the anything to the contrary in this subsection (a), during any Fiscal Year of the Company, no Participant will receive more than an aggregate of 125,000 Restricted Stock Units; provided, however, that in connection with a Participant’s initial service as an Employee, an Employee may be granted an aggregate of up to an additional 200,000 Restricted Stock Units.

(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. After the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any restrictions for such Restricted Stock Units. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the vesting criteria, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as specified in the Award Agreement. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout, provided that, unless the Administrator determines otherwise, the payout of such accelerated Award shall be structured to comply with Section 409A of the Code.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again will be available for grant under the Plan.

(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

10. Performance Units and Performance Shares.

(a) Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units/Shares granted to each Participant provided that during any Fiscal Year, no Participant will receive more than 125,000 Performance Shares.

Notwithstanding the foregoing limitation, in connection with a Participant’s initial service as an Employee, an Employee may be granted up to an additional 200,000 Performance Shares.

(b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Participant. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, or any other basis determined by the Administrator in its discretion. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share, provided that, unless the Administrator determines otherwise, the payout of such accelerated Award shall be structured to comply with Section 409A of the Code.

(e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

11. Performance Goals. The granting and/or vesting of Awards of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units and other incentives under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code and may provide for a targeted level or levels of achievement (“Performance Goals”) including one or more of the following measures: (a) Annual Revenue, (b) Cash Collections, (c) Customer Satisfaction MBOs, (d) Earnings Per Share, (e) Net Income, (f) New Orders, (g) Operating Profit, (h) Pro Forma Net Income, (i) Return on Designated Assets, (j) Return on Equity, (k) Return on Sales, and (l) Product Shipments. Any

Performance Goals may be used to measure the performance of the Company as a whole or a business unit of the Company and may be measured relative to a peer group or index. The Performance Goals may differ from Participant to Participant and from Award to Award. Any criteria used may be (i) measured in absolute terms, (ii) compared to another company or companies, (iii) measured against the performance of the Company as a whole or a segment of the Company and/or (iv) measured on a pre-tax or post-tax basis (if applicable). Prior to the Determination Date, the Administrator will determine whether any significant element(s) will be included in or excluded from the calculation of any Performance Goal with respect to any Participant.

12. Automatic Option Grants to Non-Owner Outside Directors. All grants of Options to Non-Owner Outside Directors pursuant to this Section 12 shall be automatic and nondiscretionary, except as otherwise provided herein, and will be made strictly in accordance with the following provisions:

(a) Type of Option. All Options granted pursuant to this Section shall be Nonstatutory Stock Options and, except as otherwise provided herein, shall be subject to the other terms and conditions of the Plan.

(b) No Discretion. No person shall have any discretion to select which Non-Owner Outside Directors shall be granted Options under this Section or to determine the number of Shares to be covered by such Options (except as provided in Section 12(e)).

(c) Initial Option Grant. Each Non-Owner Outside Director shall be automatically granted an Option to purchase 16,250 Shares (the “Initial Grant”) upon the date on which such person first becomes a Director, whether through election by the stockholders of the Company or appointment by the Board of Directors to fill a vacancy; provided however, that a Non-Owner Outside Director who has previously been employed by the Company shall not be eligible to receive an Initial Grant.

(d) Annual Option Grant. At each of the Company’s annual stockholder meetings, and commencing in 2007, each Non-Owner Outside Director who was a Non-Owner Outside Director on the date of the prior year’s annual stockholder meeting automatically will be granted an Option to purchase 5,000 Shares (the “Annual Grant”).

(e) Terms. The terms of each Director Option granted pursuant to this Section shall be as follows:

(i) The term of the Option shall be ten (10) years.

(ii) The exercise price per Share shall be one hundred percent (100%) of the Fair Market Value per Share on the date of grant of the Director Option.

(iii) Subject to Section 15 hereof, the Initial and Annual Grants will vest and become exercisable as to 25% of the Shares subject to the Option twelve (12) months after the vesting commencement date as set forth in the applicable Award Agreement, and 1/48 of the Shares subject to the Option shall vest each month thereafter, subject to the Participant continuing to serve as a Director through such dates.

(f) Adjustments. The Administrator in its discretion may change and otherwise revise the terms of Options granted under this Section 12, including, without limitation, the number of Shares and exercise prices thereof, for Options granted on or after the date the Administrator determines to make any such change or revision.

(g) Other Awards. Nothing in this Section 12 will limit the ability of the Administrator to grant all types of Awards under the Plan to Non-Owner Outside Directors in addition to the Director Options that are granted to them under this Section 12.

13. Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company and its Affiliates. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

14. Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. With the approval of the Administrator, a Participant may, in a manner specified by the Administrator, (a) transfer an Award to a Participant’s spouse or former spouse pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights, and (b) transfer an Option by bona fide gift and not for any consideration, to (i) a member or members of the Participant’s immediate family, (ii) a trust established for the exclusive benefit of the Participant and/or member(s) of the Participant’s immediate family, (iii) a partnership, limited liability company of other entity whose only partners or members are the Participant and/or member(s) of the Participant’s immediate family, or (iv) a foundation in which the Participant and/or member(s) of the Participant’s immediate family control the management of the foundation’s assets. For purposes of this Section 14, “immediate family” shall mean the Participant’s spouse, former spouse, children, grandchildren, parents, grandparents, siblings, nieces, nephews, parents-in-law, sons-in-law, daughters-in-law, brothers-in-law, sisters-in-law, including adoptive or step relationships and any person sharing the Participant’s household (other than as a tenant or employee).

15. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, may (in its sole discretion) adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits set forth in Sections 3, 6, 7, 8, 9 and 10.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Change in Control. In the event of a Change in Control, each outstanding Award will be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation (the “Successor Corporation”). In the event that the Successor Corporation refuses to assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Restricted Stock Units, Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if the Successor Corporation refuses to assume or substitute an Option or Stock Appreciation Right in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash or a Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Share or Performance Unit, for each Share subject to such Award (or in the case of an Award settled in cash, the number of implied shares determined by dividing the value of the Award by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 15(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the Successor Corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

16. Tax Withholding

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (a) paying cash, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the amount required to be withheld, (c) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld, or (d) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

17. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

18. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

19. Term of Plan. Subject to Section 23 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years unless terminated earlier under Section 20 of the Plan.

20. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

21. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

22. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

23. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

OCCAM NETWORKS, INC.

2006 EQUITY INCENTIVE PLAN

STOCK OPTION AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the 2006 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Stock Option Award Agreement (the “Award Agreement”).

I.	NOTICE OF STOCK OPTION GRANT

Name:

Address:

You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:	$

Total Number of Shares Granted:

Total Exercise Price:	$

Type of Option:	___ Incentive Stock Option

___ Nonstatutory Stock Option

Term/Expiration Date:

Vesting Schedule:

Subject to accelerated vesting as set forth below or in the Plan, this Option may be exercised, in whole or in part, in accordance with the following schedule:

Twenty-five percent (25%) of the Shares subject to the Option will vest twelve (12) months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option will vest each month thereafter on the same day of the month as the Vesting Commencement Date (and if there is no corresponding day, on the last day of the month), subject to Participant continuing to be a Service Provider through such dates.

Termination Period:

This Option shall be exercisable for three (3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option shall be exercisable for twelve (12) months after Participant ceases to be Service Provider. Notwithstanding the foregoing, in no event may this Option be exercised after the Term/Expiration Date as provided above and may be subject to earlier termination as provided in Section 15(c) of the Plan.

II.	AGREEMENT

A. Grant of Option.

The Administrator hereby grants to individual named in the Notice of Stock Option Grant attached as Part I of this Agreement (the “Participant”) an option (the “Option”) to purchase the number of Shares, as set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 20(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan will prevail.

If designated in the Notice of Stock Option Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it will be treated as a Nonstatutory Stock Option (“NSO”).

B. Exercise of Option.

1. Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and the applicable provisions of the Plan and this Award Agreement.

2. Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”) or in such other form and manner as determined by the Administrator, which will state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice will be completed by Participant and delivered to the Company. The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares together with any applicable withholding taxes. This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

No Shares will be issued pursuant to the exercise of this Option unless such issuance and exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares will be considered transferred to Participant on the date the Option is exercised with respect to such Exercised Shares.

C. Method of Payment.

Payment of the aggregate Exercise Price will be by any acceptable form(s) of consideration, including the method of payment, to the extent permitted by Applicable Laws, as defined in the Plan, as determined by the Administrator.

D. Non-Transferability of Option.

This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.

E. Term of Option.

This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Award Agreement.

F. Tax Obligations.

1. Withholding Taxes. Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Federal, state, and local income and employment tax withholding requirements applicable to the Option exercise. Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

2. Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (a) the date two (2) years after the Grant Date, or (b) the date one (1) year after the date of exercise, Participant will immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.

3. Code Section 409A. Under Code Section 409A, an option that vests after December 31, 2004 that was granted with a per share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the fair market value of a Share of Common Stock on the date of grant (a “Discount Option”) may be considered “deferred compensation.” A Discount Option may result in (a) income recognition by the Participant prior to the exercise of the option, (b) an additional twenty percent (20%) tax, and (c) potential penalty and interest charges. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per share exercise price of this Option equals or exceeds the fair market value of a Share of Common Stock on the date of grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per share exercise price that was less than the fair market value of a Share of Common Stock on the date of grant, Participant will be solely responsible for Participant’s costs related to such a determination.

G. Entire Agreement; Governing Law.

The Plan is incorporated herein by reference. The Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant. This Award Agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

H. NO GUARANTEE OF CONTINUED SERVICE.

PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE WITH PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

[Remainder of Page Intentionally Left Blank]

By Participant’s signature and the signature of the Company’s representative below, Participant and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Award Agreement. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT:	OCCAM NETWORKS, INC.:

Signature	By

Print Name	Title

Residence Address

EXHIBIT A

OCCAM NETWORKS, INC.

2006 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Occam Networks, INC.

77 Robin Hill Road

Santa Barbara, CA 93117

Attention: Stock Administration

1. Exercise of Option. Effective as of today,                         ,             , the undersigned (“Purchaser”) hereby elects to purchase                      shares (the “Shares”) of the Common Stock of Occam Networks Inc. (the “Company”) under and pursuant to the 2006 Equity Incentive Plan (the “Plan”) and the Stock Option Award Agreement dated                  (the “Award Agreement”). The purchase price for the Shares will be $                    , as required by the Award Agreement.

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares and any required withholding taxes to be paid in connection with the exercise of the Option.

3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired will be issued to Participant as soon as practicable after exercise of the Option.

5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

6. Entire Agreement; Governing Law. The Plan and Award Agreement are incorporated herein by reference. This Agreement, the Plan and the Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:	Accepted by:

PURCHASER:	OCCAM NETWORKS, INC.:

Signature	By

Print Name	Its

Address:

Date Received

OCCAM NETWORKS, INC.

2006 EQUITY INCENTIVE PLAN

STOCK APPRECIATION RIGHT AGREEMENT

Grant #

NOTICE OF GRANT

Occam Networks, Inc. (the “Company”) hereby grants you, [                    ] (the “Grantee”), a stock appreciation right (the “SAR”) under the Company’s 2006 Equity Incentive Plan (the “Plan”), to exercise in exchange for a payment from the Company pursuant to this SAR. The date of this Agreement is                     , 2006 (the “Grant Date”). In general, the latest date this SAR will expire is ten (10) years following the date of adoption of the Plan by the Board (the “Expiration Date”). However, as provided in Appendix A (attached hereto), this SAR may expire earlier than the Expiration Date. Subject to the provisions of Appendix A and of the Plan, the principal features of this SAR are as follows:

Number of Shares to which this SAR pertains:	[_NUMBER_____]

Exercise Price per Share:	$[________]

Vesting Commencement Date:	_______________

Vesting Schedule:

Twenty-five percent (25%) of the Shares to which this SAR pertains shall vest twelve (12) months after the Vesting Commencement Date, and 1/48 of the Shares to which this SAR pertains shall vest each month thereafter on the same day of the moth as the Vesting Commencement Date (and if there is no corresponding day, on the last day of the month), subject to Grantee’s continuing as a Service Provider through each such date.

Event Triggering Termination of SAR:	Maximum Time to Exercise After Triggering Event*
Termination of Service due to Disability	12 months
Termination of Service due to death	12 months
All other Terminations of Service	90 days

*However, in no event may this SAR be exercised after the Expiration Date.

Your signature below indicates your agreement and understanding that this SAR is subject to all of the terms and conditions contained in this the Plan and this SAR Agreement (the “Agreement”), which includes this Notice of Grant and Appendix A. For example, important additional information on vesting and termination of this SAR is contained in Paragraphs 3 through 5 of Appendix A. ACCORDINGLY, PLEASE BE SURE TO READ ALL OF APPENDIX A, WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THIS SAR.

OCCAM NETWORKS, INC.:		GRANTEE:

By

	Title:	[NAME]

APPENDIX A

TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

1. Grant of SAR. The Company hereby grants to the Grantee under the Plan, as a separate incentive in connection with his or her employment and not in lieu of any salary or other compensation for his or her services, a SAR pertaining to all or any part of an aggregate of [            ] Shares, which SAR entitles the Grantee to exercise the SAR in exchange for Shares in the amount determined under Paragraph 9 below.

2. Exercise Price. The purchase price per Share for this SAR (the “Exercise Price”) shall be $[            ], which is the Fair Market Value of a Share on the Grant Date. When the SAR is exercised, the purchase price will be deemed paid by the Grantee for the exercised portion of the SAR through the past services rendered by the Grantee, and will be subject to the appropriate tax withholdings.

3. Vesting Schedule. Except as otherwise provided in this Agreement, the right to exercise this SAR will vest in accordance with the vesting schedule set forth in the Notice of Grant, which constitutes part of this Agreement. Shares scheduled to vest on any date will vest only if the Grantee remains a Service Provider on such date. The Committee, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the SARs at any time, subject to the terms of the Plan. If so accelerated, such SARs will be considered as having vested as of the date specified by the Committee.

4. Termination of SAR. In the event of the Grantee’s termination of service as a Service Provider for any reason other than Disability or death, the Grantee may, within ninety (90) days after the date of such termination of service as a Service Provider, or prior to the Expiration Date, whichever shall first occur, exercise any vested but unexercised portion of this SAR. In the event of the Grantee’s termination of service as a Service Provider due to Disability, the Grantee may, within twelve (12) months after the date of such termination, or prior to the Expiration Date, whichever shall first occur, exercise any vested but unexercised portion of this SAR.

5. Death of Grantee. In the event that the Grantee dies while in the employ of the Company and/or a Parent or Subsidiary, the administrator or executor of the Grantee’s estate (or such other person to whom the SAR is transferred pursuant to the Grantee’s will or in accordance with the laws of descent and distribution), may, within twelve (12) year after the date of death, exercise any vested but unexercised portion of the SAR. Any such transferee must furnish the Company (a) written notice of his or her status as a transferee, (b) evidence satisfactory to the Company to establish the validity of the transfer of this SAR and compliance with any laws or regulations pertaining to such transfer, and (c) written acceptance of the terms and conditions of this SAR as set forth in this Agreement.

6. Persons Eligible to Exercise SAR. Except as provided in Paragraph 5 above or as otherwise determined by the Committee in its discretion, this SAR shall be exercisable during the Grantee’s lifetime only by the Grantee.

7. SAR is Not Transferable. Except as otherwise expressly provided herein, this SAR and the rights and privileges conferred hereby may not be transferred, pledged, assigned or otherwise hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, pledge, assign, hypothecate or otherwise dispose of this SAR, or of any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this SAR and the rights and privileges conferred hereby immediately shall become null and void.

8. Exercise of SAR. This SAR may be exercised by the person then entitled to do so as to any Shares, and such exercise must be in accordance with the Company’s published exercise procedures, as in effect from time to time, which may require the Grantee to exercise this SAR through the Company’s designated broker or administrator. All exercises must be accompanied by payment of the aggregate exercise price together with all taxes the Company determines are required to be withheld by reason of the exercise of this SAR or as are otherwise required under Paragraph 10 below. Exercise forms are available from the Stock Plan Administration. Payment of the aggregate exercise price must be (i) in cash (including check, bank draft or money order), or (ii) for “cashless exercises” during the open trading window, by delivery of such documentation as the Committee and any broker of deposit, if applicable, shall require to effect an exercise of the SAR and delivery to the Company of the sale or loan proceeds required to pay the exercise price, in each case plus any applicable withholding taxes.

9. Payment of SAR Amount. Upon exercise of this SAR, the Grantee shall be entitled to receive payment from the Company (the “SAR Amount”), less applicable withholdings, determined by (i) multiplying (a) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (b) the number of Shares with respect to which this SAR is exercised. The SAR Amount shall be paid at the discretion of the Administrator in the form of cash, in Shares or equivalent value, or in some combination thereof. Shares issued pursuant to the exercise of this SAR may be delivered in book form or listed in street name with a brokerage company of the Company’s choice.

10. Tax Withholding and Payment Obligations. When the Shares are issued as payment for exercised SARs, the Grantee will recognize immediate U.S. taxable income if the Grantee is a U.S. taxpayer. If the Grantee is a non-U.S. taxpayer, the Grantee will be subject to applicable taxes in his or her jurisdiction. The Company (or the employing Parent or Subsidiary) will withhold a portion of the Shares otherwise issuable in payment for exercised SARs that have an aggregate market value sufficient to pay the minimum federal, state and local income, employment and any other applicable taxes required to be withheld by the Company (or the employing Parent or Subsidiary) with respect to the Shares. No fractional Shares will be withheld or issued pursuant to the exercise of SARs and the issuance of Shares thereunder; any additional withholding necessary for this reason will be done by the Company through the Grantee’s paycheck. Accordingly, to the extent the Fair Market Value of the number of whole Shares withheld by the Company exceeds the withholding taxes, the Company will pay the Grantee the difference. The Company (or the employing Parent or Subsidiary) may instead, in its discretion, withhold an amount necessary to pay the applicable taxes from the Grantee’s paycheck, with no withholding of Shares. In the event the withholding requirements are not satisfied through the withholding of Shares (or, through the Grantee’s paycheck, as indicated

above), no payment will be made to the Grantee (or his or her estate) for SARs unless and until satisfactory arrangements (as determined by the Committee) have been made by the Grantee with respect to the payment of any income and other taxes which the Company determines must be withheld or collected with respect to such SARs. By accepting this award of SARs, the Grantee expressly consents to the withholding of Shares and to any cash or Share withholding as provided for in this paragraph 10. All income and other taxes related to the SAR award and any Shares delivered in payment thereof are the sole responsibility of the Grantee.

11. No Rights of Stockholder. Neither the Grantee (nor any transferee) shall be or have any of the rights or privileges of a stockholder of the Company in respect of any of the Shares covered by this SAR.

12. No Effect on Employment. The Grantee’s employment with the Company and any Parent or Subsidiary is on an at-will basis only, subject to the provisions of applicable law. Accordingly, subject to any written, express employment contract with the Grantee, nothing in this Agreement or the Plan shall confer upon the Grantee any right to continue to be employed by the Company or any Parent or Subsidiary or shall interfere with or restrict in any way the rights of the Company or the employing Parent or Subsidiary, which are hereby expressly reserved, to terminate the employment of the Grantee at any time for any reason whatsoever, with or without good cause. Such reservation of rights can be modified only in an express written contract executed by a duly authorized officer of the Company or the Parent or Subsidiary employing the Grantee. A leave of absence or an interruption in service (including an interruption during military service) authorized or acknowledged by the Company or the Affiliate employing the Grantee, as the case may be, shall not be deemed a termination of service as a Service Provider for the purposes of this Agreement.

13. Address for Notices. Any notice to be given to the Company under the terms of this Agreement shall be addressed to the Company, in care of its Secretary at the Company’s headquarters, 77 Robin Hill Road, Santa Barbara, CA 93117, Attn: Stock Administration, or at such other address as the Company may hereafter designate in writing.

14. Maximum Term of SAR. Notwithstanding any other provision of this Agreement, this SAR is not exercisable after the Expiration Date.

15. Binding Agreement. Subject to the limitation on the transferability of this SAR contained herein, this Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

16. Plan Governs. This Agreement is subject to all of the terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan shall govern. Capitalized terms and phrases used and not defined in this Agreement shall have the meaning set forth in the Plan.

17. Administrator Authority. The Administrator shall have all discretion, power, and authority to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith (including, but not limited to, the determination of whether or not any SARs have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon the Grantee, the Company and all other interested persons, and shall be given the maximum deference permitted by law. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

18. Captions. The captions provided herein are for convenience only and are not to serve as a basis for the interpretation or construction of this Agreement.

19. Agreement Severable. In the event that any provision in this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

20. Entire Agreement. This Agreement constitutes the entire understanding of the parties on the subjects covered. The Grantee expressly warrants that he or she is not executing this Agreement in reliance on any promises, representations, or inducements other than those contained herein.

21. Modifications to the Agreement. This Agreement constitutes the entire understanding of the parties on the subjects covered. The Grantee expressly warrants that he or she is not executing this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Except as otherwise provided herein, modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Agreement, the Company reserves the right to revise this Agreement as it deems necessary or advisable, in its sole discretion and without the consent of the Grantee, to avoid imposition of any additional tax or income recognition under Section 409A of the Code prior to the actual payment of Shares pursuant to this award.

22. Amendment, Suspension, Termination. By accepting this SAR, the Grantee expressly warrants that he or she has received an SAR to purchase stock under the Plan, and has received, read and understood a description of the Plan. The Grantee understands that the Plan is discretionary in nature and may be modified, suspended or terminated by the Company at any time.

23. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of California, other than its conflicts of laws provisions.

o 0 o

OCCAM NETWORKS, INC.

2006 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

Occam Networks, Inc. (the “Company”) hereby grants you, [                        ] (the “Grantee”), a Stock Purchase Right to purchase restricted Common Stock of the Company (the “Restricted Stock”) under the Company’s 2006 Equity Incentive Plan. The date of this Restricted Stock Agreement (the “Agreement”) is [                ] (the “Grant Date”). Subject to the provisions of Appendix A (attached hereto), the principal features of this grant are as follows:

Total Number of Shares of Restricted Stock: [                ]

Purchase Price per Share: $[                ], par value

Total Purchase Price: $[                    ]

Vesting Commencement Date: [                    ]

Vesting Schedule:* Subject to accelerated vesting as set forth in the Plan, Restricted Stock shall vest as follows:

Twenty-five percent (25%) of the Restricted Shares will vest twelve (12) months after the Vesting Commencement Date, and 1/48 will vest each month thereafter on the same day of the month as the Vesting Commencement Date (and if there is no corresponding day, on the last day of the month).

*Except as otherwise provided in Appendix A, Grantee will not vest in the Restricted Stock unless he or she is employed by the Company or one of its Affiliates through the applicable vesting date.

Your signature below indicates your agreement to purchase the Shares subject to this grant and your agreement and understanding that this grant is subject to all of the terms and conditions contained in Appendix A and the Plan. For example, important additional information on vesting and forfeiture of the Shares covered by this grant is contained in Paragraphs 3 through 6 of Appendix A. ACCORDINGLY, PLEASE BE SURE TO READ ALL OF APPENDIX A, WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THIS AGREEMENT.

OCCAM NETWORKS, INC.:		GRANTEE:

By:

Title:

Date:	_______________, 200__	Date: ______________, 200__

APPENDIX A

TERMS AND CONDITIONS OF RESTRICTED STOCK AGREEMENT

1. Grant. The Company hereby grants to the Grantee an award of [                ] Shares of Restricted Stock at a purchase price $[            ] (par value) per share, commencing on the Grant Date, subject to all of the terms and conditions in this Agreement and the Plan. [By accepting this grant of Restricted Stock, the par value purchase price for each Share of Restricted Stock will be deemed paid by the Grantee by past services rendered by the Grantee.]

2. Shares Held in Escrow. Unless and until the Shares of Restricted Stock shall have vested in the manner set forth in Paragraph 3, such Shares shall be issued in the name of the Grantee and held by the Secretary of the Company (or its designee) as escrow agent (the “Escrow Agent”), and shall not be sold, transferred or otherwise disposed of, and shall not be pledged or otherwise hypothecated. The Company may determine to issue the Shares in book entry form and/or may instruct the transfer agent for its Common Stock to place a legend on the certificates representing the Restricted Stock or otherwise note its records as to the restrictions on transfer set forth in this Agreement and the Plan. The certificate or certificates representing such Shares shall not be delivered by the Escrow Agent to the Grantee unless and until the Shares have vested and all other terms and conditions in this Agreement have been satisfied.

3. Vesting Schedule/Period of Restriction. Subject to Paragraphs 4 and 5 of this Agreement and Section 15 of the Plan, the Shares of Restricted Stock awarded by this Agreement shall vest in accordance with the vesting provisions set forth on the first page of this Agreement. Shares of Restricted Stock shall not vest in the Grantee in accordance with any of the provisions of this Agreement unless the Grantee has been continuously employed by the Company or by one of its Affiliates from the Vesting Commencement Date until the date otherwise vesting is scheduled to occur.

4. Administrator Discretion. The Administrator, in its discretion, may impose such other restrictions on Shares of Restricted Stock as it deems advisable or appropriate.

5. Forfeiture. Notwithstanding any contrary provision of this Agreement, the balance of the Shares of Restricted Stock that have not vested at the time of the Grantee’s termination of service as a Service Provider will be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company. The Grantee shall not be entitled to a refund of the price paid for the Shares returned to the Company pursuant to this paragraph 5. The Grantee hereby appoints the Escrow Agent with full power of substitution, as the Grantee’s true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of the Grantee to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such unvested Shares to the Company upon such termination of service as a Service Provider.

6. Death of Grantee. Any distribution or delivery to be made to the Grantee under this Agreement will, if the Grantee is then deceased, be made to the administrator or executor of the Grantee’s estate. Any such administrator or executor must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer, and (c) written acceptance of the terms and conditions of this Restricted Stock grant as set forth in this Agreement.

7. Withholding of Taxes. The Company (or the employing Parent or Subsidiary) will withhold a portion of the Shares of Restricted Stock that have an aggregate market value sufficient to pay the minimum federal, state and local income, employment and any other applicable taxes required to withheld by the Company (or the employing Parent or Subsidiary) with respect to the Shares. No fractional Shares will be withheld or issued pursuant to the grant of the Restricted Stock Award and the issuance of Shares thereunder; unless determined otherwise by the Company, any additional withholding necessary for this reason will be done by the Company through the Grantee’s paycheck or through direct payment by the Grantee to the Company in the form of cash, check or other cash equivalent. The Company (or the employing Parent or Subsidiary) may instead, in its discretion, require the Grantee to pay an amount necessary to pay the applicable taxes directly to the Company in the form of cash, check or other cash equivalent, and/or may withhold an amount necessary to pay the applicable taxes from the Grantee’s paycheck, in each case with no withholding of Shares. In the event the withholding requirements are not satisfied through the withholding of Shares (or, through the Grantee’s paycheck or direct payment, as indicated above), no Restricted Stock will be granted to the Grantee (or his or her estate) unless and until satisfactory arrangements (as determined by the Administrator) have been made by the Grantee with respect to the payment of any income and other taxes which the Company determines must be withheld or collected with respect to such Shares. In addition and to the maximum extent permitted by law, the Company (or the employing Parent or Subsidiary) has the right to retain without notice from salary or other amounts payable to the Grantee, cash having a sufficient value to satisfy any tax withholding obligations that cannot be satisfied through the withholding of otherwise deliverable Shares. By accepting this Award, the Grantee expressly consents to the withholding of Shares and to any cash or Share withholding as provided for in this paragraph 7. All income and other taxes related to the Restricted Stock Award and any Shares delivered in payment thereof are the sole responsibility of the Grantee.

8. Rights as Stockholder. Neither the Grantee nor any person claiming under or through the Grantee will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Grantee or the Escrow Agent. After such issuance, recordation and delivery, the Grantee will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

9. No Effect on Employment. The Grantee’s employment with the Company and any Parent or Subsidiary is on an at-will basis only, subject to the provisions of applicable law. Accordingly, subject to any written, express employment contract with the Grantee, nothing in this Agreement or the Plan shall confer upon the Grantee any right to continue to be employed by the Company or any Parent or Subsidiary or shall interfere with or restrict in any way the rights of the Company or the employing Parent or Subsidiary, which are hereby expressly reserved, to terminate the employment of the Grantee at any time for any reason whatsoever, with or without good cause. Such reservation of rights can be modified only in an express written contract executed by a duly authorized officer of the Company or the Parent or Subsidiary employing the Grantee. A leave of absence or an interruption in service (including an interruption during military service) authorized or acknowledged by the Company or the Affiliate employing the Grantee, as the case may be, shall not be deemed a termination of service as a Service Provider for the purposes of this Agreement.

10. Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company, in care of its General Counsel, at 77 Robin Hill Road, Santa Barbara, CA 93117, Attn: Stock Administration, or at such other address as the Company may hereafter designate in writing.

11. Grant is Not Transferable. Except to the limited extent provided in this Agreement, the unvested Shares subject to this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any unvested Shares subject to this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

12. Restrictions on Sale of Securities. The Shares issued as payment for vested Restricted Stock will be registered under the U. S. federal securities laws and will be freely tradable upon receipt. However, any subsequent sale of the Shares may be subject to any market blackout-period that may be imposed by the Company and must comply with the Company’s insider trading policies, and any other applicable securities or other laws.

13. Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

14. Additional Conditions to Release from Escrow. The Company shall not be required to issue any certificate or certificates for Shares hereunder or release such Shares from the escrow established pursuant to paragraph 2 prior to fulfillment of all the following conditions: (a) the admission of such Shares to listing on all stock exchanges on which such class of stock is then listed; (b) the completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; (c) the obtaining of any approval or other clearance from any state or federal governmental agency, which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and (d) the lapse of such reasonable period of time following the date of grant of the Restricted Stock as the Administrator may establish from time to time for reasons of administrative convenience.

15. Plan Governs. This Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan will govern. Capitalized terms used and not defined in this Agreement will have the meaning set forth in the Plan.

16. Administrator Authority. The Administrator will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Shares of Restricted Stock have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon the Grantee, the Company and all other interested persons. No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

17. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

18. Agreement Severable. In the event that any provision in this Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement.

19. Entire Agreement. This Agreement constitutes the entire understanding of the parties on the subjects covered. The Grantee expressly warrants that he or she is not executing this Agreement in reliance on any promises, representations, or inducements other than those contained herein.

20. Modifications to the Agreement. This Agreement constitutes the entire understanding of the parties on the subjects covered. The Grantee expressly warrants that he or she is not accepting this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Agreement, the Company reserves the right to revise this Agreement as it deems necessary or advisable, in its sole discretion and without the consent of the Grantee, to avoid imposition of any additional tax or income recognition under Section 409A of the Code prior to the actual payment of Shares pursuant to this award.

21. Amendment, Suspension or Termination of the Plan. By accepting this award, the Grantee expressly warrants that he or she has received a Stock Purchase Right under the Plan, and has received, read and understood a description of the Plan. The Grantee understands that the Plan is discretionary in nature and may be modified, suspended or terminated by the Company at any time.

22. Notice of Governing Law. This option shall be governed by, and construed in accordance with, the laws of the State of California without regard to principles of conflict of laws.

o 0 o

OCCAM NETWORKS, INC.

2006 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

Grant #

NOTICE OF GRANT

Occam Networks, Inc. (the “Company”) hereby grants you, [                ] (the “Grantee”), the number of restricted stock units indicated below (the “Restricted Stock Units”) under the Company’s 2006 Equity Incentive Plan (the “Plan”). The date of this Agreement is [                ] (the “Grant Date”). Subject to the provisions of Appendix A (attached hereto), and of the Plan, the principal features of this Restricted Stock Unit grant are as follows:

Total Number of Restricted Stock Units:	[___________]

Purchase Price per Share:	$0.000___

Total Purchase Price:	$[________]

Vesting Commencement Date:	[_______]

Vesting Schedule:* Subject to accelerated vesting as set forth in the Plan, Restricted Stock Units shall vest as follows:

Twenty-five percent (25%) of the Restricted Stock Units shall vest twelve (12) months after the Vesting Commencement Date, and 1/48 of the Restricted Stock Units shall vest each month thereafter (and if there is no corresponding day, on the last day of the month), subject to Grantee’s continuing as a Service Provider through each such date.

*Except as otherwise provided in Appendix A, Grantee will not vest in the Restricted Stock Units unless he or she is employed by the Company or one of its Affiliates through the applicable vesting date.

Your signature below indicates your agreement and understanding that this grant is subject to all of the terms and conditions contained in this the Plan and this Restricted Stock Unit Agreement (the “Agreement”), which includes this Notice of Grant and Appendix A. For example, important additional information on vesting and termination of this Restricted Stock Unit grant is contained in Paragraphs 4 through 7 of Appendix A. ACCORDINGLY, PLEASE BE SURE TO READ ALL OF APPENDIX A, WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THIS RESTRICTED STOCK UNIT GRANT.

OCCAM NETWORKS, INC.:		GRANTEE:

By

Title:

Date:	______________, 200__	Date: ______________, 200__

APPENDIX A

TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS

1. Grant. The Company hereby grants to the Grantee under the Plan at the per share price of $[            ], equal to the par value of a Share, the number of Restricted Stock Units indicated in the Notice of Grant, subject to all of the terms and conditions in this Agreement and the Plan.

2. Payment of Purchase Price. When the Restricted Stock Units are paid out to the Grantee, the purchase price will be deemed paid by the Grantee for each Restricted Stock Unit through the past services rendered by the Grantee, and will be subject to the appropriate tax withholdings.

3. Company’s Obligation to Pay. Each Restricted Stock Unit has a value equal to the Fair Market Value of a Share on the date of grant. Unless and until the Restricted Stock Units have vested in the manner set forth in paragraphs 4 or 5, the Grantee will have no right to payment of such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Units will represent an unsecured obligation of the Company. Payment of any vested Restricted Stock Units will be made in cash, Shares or any combination thereof.

4. Vesting Schedule. Except as otherwise provided in this Agreement, the Restricted Stock Units awarded by this Agreement are scheduled to vest in accordance with the vesting schedule set forth in the Notice of Grant. Restricted Stock Units scheduled to vest on any such date actually will vest only if the Grantee remains a Service Provider through such date.

5. Administrator Discretion. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units at any time, subject to the terms of the Plan. If so accelerated, such Restricted Stock Units will be considered as having vested as of the date specified by the Administrator. If the Administrator, in its discretion, accelerates the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units, the payment of such accelerated Restricted Stock Units nevertheless shall be made at the same time or times as if such Restricted Stock Units had vested in accordance with the vesting schedule set forth in the Notice of Grant (whether or not the Grantee remains in a Service Provider through such date(s)).

6. Payment after Vesting. Any Restricted Stock Units that vest in accordance with paragraph 4 will be paid to the Grantee (or in the event of the Grantee’s death, to his or her estate) in cash, Shares or any combination thereof, as determined by the Administrator, in its sole discretion, as soon as practicable following the date of vesting, subject to paragraph 9. Any Restricted Stock Units that vest in accordance with paragraph 5 will be paid to the Grantee (or in the event of the Grantee’s death, to his or her estate) in cash, Shares or any combination thereof, as determined by the Administrator, in its sole discretion, in accordance with the provision of such paragraph, subject to paragraph 9.

7. Forfeiture. Notwithstanding any contrary provision of this Agreement, the balance of the Restricted Stock Units that have not vested pursuant to paragraphs 4 or 5 at the time the Grantee ceases to be a Service Provider will be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company. The Grantee shall not be entitled to a refund of any of the price paid for the Restricted Stock Units forfeited to the Company pursuant to this paragraph 7.

8. Death of Grantee. Any distribution or delivery to be made to the Grantee under this Agreement will, if the Grantee is then deceased, be made to the administrator or executor of the Grantee’s estate (or such other person to whom the Restricted Stock Units are transferred pursuant to the Grantee’s will or in accordance with the laws of descent and distribution). Any such transferee must furnish the Company (a) written notice of his or her status as a transferee, (b) evidence satisfactory to the Company to establish the validity of the transfer of these Restricted Stock Units and compliance with any laws or regulations pertaining to such transfer, and (c) written acceptance of the terms and conditions of this Restricted Stock Unit grant as set forth in this Agreement.

9. Withholding of Taxes. When the Shares are issued as payment for vested Restricted Stock Units, the Grantee will recognize immediate U.S. taxable income if the Grantee is a U.S. taxpayer. If the Grantee is a non-U.S. taxpayer, the Grantee may be subject to applicable taxes in his or her jurisdiction. The Company (or the employing Parent or Subsidiary) will withhold a portion of the cash or Shares otherwise issuable in payment for vested Restricted Stock Units that have an aggregate market value sufficient to pay the minimum federal, state and local income, employment and any other applicable taxes required to be withheld by the Company (or the employing Parent or Subsidiary) with respect to the Shares. No fractional Shares will be withheld or issued pursuant to the grant of Restricted Stock Units and the issuance of Shares thereunder. The Company (or the employing Parent or Subsidiary) may instead, in its discretion, withhold an amount necessary to pay the applicable taxes from the Grantee’s paycheck, with no withholding of Shares. In the event the withholding requirements are not satisfied through the withholding of Shares (or, through the Grantee’s paycheck, as indicated above), no payment will be made to the Grantee (or his or her estate) for Restricted Stock Units unless and until satisfactory arrangements (as determined by the Administrator) have been made by the Grantee with respect to the payment of any income and other taxes which the Company determines must be withheld or collected with respect to such Restricted Stock Units. By accepting this Award, the Grantee expressly consents to the withholding of Shares and to any cash or Share withholding as provided for in this paragraph 9. All income and other taxes related to the Restricted Stock Unit award and any Shares delivered in payment thereof are the sole responsibility of the Grantee.

10. Rights as Stockholder. Neither the Grantee nor any person claiming under or through the Grantee shall have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Grantee (including through electronic delivery to a brokerage account). Notwithstanding any other part of this Agreement, any quarterly or other regular, periodic dividends or distributions (as determined by the Company) paid on Shares will accrue with respect to (i) unvested Restricted Stock Units, and (ii) Restricted Stock Units that are vested but unpaid pursuant to paragraph 5, and in each case will be paid out at the same time or time(s) as the underlying Restricted Stock Units on which such dividends or other distributions have accrued. After such issuance, recordation and delivery, the Grantee will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

11. No Effect on Employment. The Grantee’s employment with the Company and any Parent or Subsidiary is on an at-will basis only, subject to the provisions of applicable law. Accordingly, subject to any written, express employment contract with the Grantee, nothing in this Agreement or the Plan shall confer upon the Grantee any right to continue to be employed by the Company or any Parent or Subsidiary or shall interfere with or restrict in any way the rights of the Company or the employing Parent or Subsidiary, which are hereby expressly reserved, to terminate the employment of the Grantee at any time for any reason whatsoever, with or without good cause. Such reservation of rights can be modified only in an express written contract executed by a duly authorized officer of the Company or the Parent or Subsidiary employing the Grantee. A leave of absence or an interruption in service (including an interruption during military service) authorized or acknowledged by the Company or the Affiliate employing the Grantee, as the case may be, shall not be deemed a termination of service as a Service Provider for the purposes of this Agreement.

12. Address for Notices. Any notice to be given to the Company under the terms of this Agreement shall be addressed to the Company, in care of its Secretary at the Company’s headquarters, 77 Robin Hill Road, Santa Barbara, CA 93117, Attn: Stock Administration, or at such other address as the Company may hereafter designate in writing.

13. Grant is Not Transferable. Except to the limited extent provided in paragraph 8 above, this grant and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or of any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately shall become null and void.

14. Restrictions on Sale of Securities. The Shares issued as payment for vested Restricted Stock Units awarded under this Agreement will be registered under the federal securities laws and will be freely tradable upon receipt. However, any subsequent sale of the Shares will be subject to any market blackout-period that may be imposed by the Company and must comply with the Company’s insider trading policies, and any other applicable securities laws.

15. Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

16. Additional Conditions for Issuance of Stock. The shares of stock deliverable to the Grantee may be either previously authorized but unissued shares or issued shares, which have been reacquired by the Company. The Company shall not be required to transfer on its books or list in street name with a brokerage company or otherwise issue any certificate or certificates for Shares hereunder prior to fulfillment of all the following conditions: (a) the admission of such Shares to listing on all stock exchanges on which such class of stock is then listed; and (b) the completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; and (c) the obtaining of any approval or other clearance from any state or federal governmental agency, which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and (d) the lapse of such reasonable period of time following the date of vesting of the Restricted Stock Units as the Administrator may establish from time to time for reasons of administrative convenience.

17. Plan Governs. This Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan shall govern. Capitalized terms used and not defined in this Agreement shall have the meaning set forth in the Plan.

18. Administrator Authority. The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Administrator shall be final and binding upon the Grantee, the Company and all other persons, and shall be given the maximum deference permitted by law. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

19. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

20. Agreement Severable. In the event that any provision in this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

21. Entire Agreement. This Agreement constitutes the entire understanding of the parties on the subjects covered. The Grantee expressly warrants that he or she is not executing this Agreement in reliance on any promises, representations, or inducements other than those contained herein.

22. Modifications to the Agreement. This Agreement constitutes the entire understanding of the parties on the subjects covered. The Grantee expressly warrants that he or she is not accepting this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Agreement, the Company reserves the right to revise this Agreement as it deems necessary or advisable, in its sole discretion and without the consent of the Grantee, to avoid imposition of any additional tax or income recognition under Section 409A of the Code prior to the actual payment of Shares pursuant to this award of Restricted Stock Units.

23. Amendment, Suspension or Termination of the Plan. By accepting this award, the Grantee expressly warrants that he or she has received an award under the Plan, and has received, read and understood a description of the Plan. The Grantee understands that the Plan is discretionary in nature and may be modified, suspended or terminated by the Company at any time.

24. Governing Law. This grant of Restricted Stock Units shall be governed by, and construed in accordance with, the laws of the State of California, without regard to its conflict of laws provisions.

OCCAM NETWORKS, INC.

2006 EQUITY INCENTIVE PLAN

NOTICE OF GRANT OF PERFORMANCE SHARES

Unless otherwise defined herein, the terms defined in the Occam Networks, Inc. (the “Company”) 2006 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Notice of Grant.

Name of Grantee:	_____________________

You have been granted Performance Shares under the Plan with a target award of              Performance Shares up to a maximum award of              Performance Shares. Each such Performance Share is equivalent to one Share of Common Stock of the Company for purposes of determining the number of Shares subject to this award. None of the Performance Shares will be issued (nor will you have the rights of a stockholder with respect to the underlying Shares) until the vesting conditions described below are satisfied. Additional terms of this grant are as follows:

Date of Grant:	________, 200__

Performance Period:	The Company’s 200__ fiscal year ending _______, 200__

Payment Date:	_______, 200__

Vesting Schedule:	The amount of your Performance Share Award up to the maximum set forth above will vest in the amount of twenty-five percent (25%) of the Performance Shares on each anniversary of the Date of Grant, subject to your continued employment with the Company or its Subsidiaries through the applicable vesting date.

Determination of Amount:	Provided that you are actively employed with the Company or any Parent or Subsidiary of the Company as of the Payment Date, you will be eligible to receive all or a portion of the Performance Share Award based upon the achievement by the Company in the Performance Period of the goals as defined and set forth on the Performance Share Payment Schedule contained in Appendix A. In no event will you receive any Performance Shares unless the Company achieves the goals for the Performance Period. In no event will you receive more than the maximum number of Performance Shares set forth above.

The Grantee acknowledges and agrees that this agreement and the vesting schedule set forth herein does not constitute an express or implied promise of continued engagement as a Service Provider for the vesting period, for any period, or at all, and shall not interfere with your right or the

Company’s right to terminate your relationship as a Service Provider at any time, with or without cause.

The Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and this Award.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Notice of Grant, the Performance Share Payment Schedule attached as Appendix A hereto, the form of Performance Share Agreement attached as Appendix B hereto, and the Plan constitute your entire agreement with respect to this Award and may not be modified adversely to your interest except by means of a writing signed by the Company and you.

OCCAM NETWORKS, INC.:	GRANTEE:

By	Signature

Title	Print Name

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APPENDIX A

PERFORMANCE SHARE PAYMENT SCHEDULE

Goals:

APPENDIX B

OCCAM NETWORKS, INC.

2006 EQUITY INCENTIVE PLAN

PERFORMANCE SHARE AGREEMENT

1. Grant. Occam Networks, Inc. (the “Company”) hereby grants to you, [Name] (the “Participant”) an award of Performance Shares, as set forth in the Notice of Grant of Performance Shares (the “Notice of Grant”) and subject to the terms and conditions in this Performance Share Agreement (the “Agreement”) and the Company’s 2006 Equity Incentive Plan (the “Plan”). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

2. Company’s Obligation to Pay. Each Performance Share has a value equal to the Fair Market Value of a Share on the date of grant. Unless and until the Performance Shares vest, the Participant will have no right to receive payment of such Performance Shares. Prior to actual payment of any vested Performance Shares, such Performance Shares will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

3. Vesting Schedule. Subject to paragraph 6, the Performance Shares awarded by this Agreement will vest in the Participant according to the vesting schedule specified in the Notice of Grant.

4. Administrator Discretion. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the Performance Shares at any time, subject to the terms of the Plan. If so accelerated, such Performance Shares will be considered as having vested as of the date specified by the Administrator.

5. Payment after Vesting. Any Performance Shares that vest in accordance with paragraph 3 or 4 will be paid to the Participant (or in the event of the Participant’s death, to his or her estate) in cash, Shares or a combination thereof, as determined by the Administrator, in its sole discretion, as soon as practicable following the date of vesting, subject to paragraph 8.

6. Forfeiture upon Termination as Service Provider. Subject to the vesting schedule specified in the Notice of Grant and any acceleration provisions set forth in the Plan, if the Participant terminates service as a Service Provider for any or no reason prior to vesting, the unvested Performance Shares awarded by this Agreement will thereupon be forfeited at no cost to the Company.

7. Payments after Death. Any distribution or delivery to be made to the Participant under this Agreement will, if the Participant is then deceased, be made to the administrator or executor of the Participant’s estate. The estate will be entitled to receive that number of Performance Shares that would have been earned and paid out had you remained a Service Provider through the Payment Date, pro-rated based on the amount of time you were a Service Provider during the Performance Period before your death. Any such administrator or executor must furnish the Company with (a) written notice of his or her status as transferee, (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer and (c) written acceptance of the terms and conditions of this Performance Share as set forth in this Agreement.

8. Withholding of Taxes. When the Shares are issued as payment for vested Performance Shares, the Grantee will recognize immediate U.S. taxable income if the Grantee is a U.S. taxpayer. If the Grantee is a non-U.S. taxpayer, the Grantee may be subject to applicable taxes in his or her jurisdiction. The Company (or the employing Parent or Subsidiary) will withhold a portion of the cash or Shares otherwise issuable in payment for vested Performance Shares that have an aggregate market value sufficient to pay the minimum federal, state and local income, employment and any other applicable taxes required to be withheld by the Company (or the employing Parent or Subsidiary) with respect to the Shares. No fractional Shares will be withheld or issued pursuant to the grant of Performance Shares and the issuance of Shares thereunder. The Company (or the employing Parent or Subsidiary) may instead, in its discretion, withhold an amount necessary to pay the applicable taxes from the Grantee’s paycheck, with no withholding of Shares. In the event the withholding requirements are not satisfied through the withholding of Shares (or, through the Grantee’s paycheck, as indicated above), no payment will be made to the Grantee (or his or her estate) for Performance Shares unless and until satisfactory arrangements (as determined by the Administrator) have been made by the Grantee with respect to the payment of any income and other taxes which the Company determines must be withheld or collected with respect to such Performance Shares. By accepting this Award, the Grantee expressly consents to the withholding of Shares and to any cash or Share withholding as provided for in this paragraph 8. All income and other taxes related to the Performance Share award and any Shares delivered in payment thereof are the sole responsibility of the Grantee.

9. Rights as Stockholder. Neither the Participant nor any person claiming under or through the Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant or Participant’s broker. Notwithstanding any contrary provisions in this Agreement, any quarterly or other regular, periodic dividends or distributions (as determined by the Company) paid on Shares will affect neither unvested Performance Shares nor Performance Shares that are vested but unpaid, and no such dividends or other distributions will be paid on unvested Performance Shares or Performance Shares that are vested but unpaid. After such issuance, recordation and delivery, the Employee will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

10. No Effect on Employment. The Grantee’s employment with the Company and any Parent or Subsidiary is on an at-will basis only, subject to the provisions of applicable law. Accordingly, subject to any written, express employment contract with the Grantee, nothing in this Agreement or the Plan shall confer upon the Grantee any right to continue to be employed by the Company or any Parent or Subsidiary or shall interfere with or restrict in any way the rights of the Company or the employing Parent or Subsidiary, which are hereby expressly reserved, to terminate the employment of the Grantee at any time for any reason whatsoever, with or without good cause. Such reservation of rights can be modified only in an express written contract executed by a duly authorized officer of the Company or the Parent or Subsidiary employing the Grantee. A leave of absence or an interruption in service (including an interruption during military service) authorized or

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acknowledged by the Company or the Affiliate employing the Grantee, as the case may be, shall not be deemed a termination of service as a Service Provider for the purposes of this Agreement.

11. Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company at 77 Robin Hill Road, Santa Barbara, CA 93117, Attn: Stock Administration, or at such other address as the Company may hereafter designate in writing or electronically.

12. Grant is Not Transferable. Except to the limited extent provided in paragraph 7, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

13. Restrictions on Sale of Securities. The Shares issued as payment for vested Performance Shares awarded under this Agreement will be registered under the federal securities laws and will be freely tradable upon receipt. However, any subsequent sale of the Shares will be subject to any market blackout-period that may be imposed by the Company and must comply with the Company’s insider trading policies, and any other applicable securities laws.

14. Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

15. Additional Conditions to Issuance of Certificates for Shares. The Company shall not be required to issue any certificate or certificates for Shares hereunder prior to fulfillment of all the following conditions: (a) the admission of such Shares to listing on all stock exchanges on which such class of stock is then listed; (b) the completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; (c) the obtaining of any approval or other clearance from any state or federal governmental agency, which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and (d) the lapse of such reasonable period of time following the date of vesting of the Performance Shares as the Administrator may establish from time to time for reasons of administrative convenience.

16. Plan Governs. This Agreement and the Notice of Grant are subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement or the Notice of Grant and one or more provisions of the Plan, the provisions of the Plan will govern.

17. Administrator Authority. The Administrator will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Performance Shares have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. No member of the

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Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

18. Captions. The captions provided herein are for convenience only and are not to serve as a basis for the interpretation or construction of this Agreement.

19. Agreement Severable. In the event that any provision in this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

20. Agreement Severable. In the event that any provision in this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

21. Modifications to the Agreement. This Agreement constitutes the entire understanding of the parties on the subjects covered. The Grantee expressly warrants that he or she is not executing this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Except as otherwise provided herein, modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Agreement, the Company reserves the right to revise this Agreement as it deems necessary or advisable, in its sole discretion and without the consent of the Grantee, to avoid imposition of any additional tax or income recognition under Section 409A of the Code prior to the actual payment of Shares pursuant to this award.

22. Amendment, Suspension, Termination. By accepting this Performance Share, the Grantee expressly warrants that he or she has received a Performance Share under the Plan, and has received, read and understood a description of the Plan. The Grantee understands that the Plan is discretionary in nature and may be modified, suspended or terminated by the Company at any time.

23. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of California, other than its conflicts of laws provisions.

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OCCAM NETWORKS, INC.

2006 EQUITY INCENTIVE PLAN

OUTSIDE DIRECTOR STOCK OPTION AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the 2006 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Stock Option Award Agreement (the “Award Agreement”).

I.	NOTICE OF STOCK OPTION GRANT

Name:

Address:

As an Outside Director, you have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:	$

Total Number of Shares Granted:

Total Exercise Price:	$

Type of Option:	Nonstatutory Stock Option

Term/Expiration Date:

Vesting Schedule:

Subject to accelerated vesting as set forth below or in the Plan, this Option may be exercised, in whole or in part, in accordance with the following schedule:

Twenty-five percent (25%) of the Shares subject to the Option will vest twelve (12) months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option will vest each month thereafter on the same day of the month as the Vesting Commencement Date (and if there is no corresponding day, on the last day of the month), subject to Participant continuing to be a Service Provider through such dates.

Termination Period:

This Option shall be exercisable for three (3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option shall be exercisable for twelve (12) months after Participant ceases to be Service Provider. Notwithstanding the foregoing, in no event may this Option be exercised after the Term/Expiration

Date as provided above and may be subject to earlier termination as provided in Section 15(c) of the Plan.

II.	AGREEMENT

A. Grant of Option.

The Administrator hereby grants to individual named in the Notice of Stock Option Grant attached as Part I of this Agreement (the “Participant”) an option (the “Option”) to purchase the number of Shares, as set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 20(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan will prevail.

B. Exercise of Option.

1. Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and the applicable provisions of the Plan and this Award Agreement.

2. Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”) or in such other form and manner as determined by the Administrator, which will state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice will be completed by Participant and delivered to the Company. The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares together with any applicable withholding taxes. This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

No Shares will be issued pursuant to the exercise of this Option unless such issuance and exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares will be considered transferred to Participant on the date the Option is exercised with respect to such Exercised Shares.

C. Method of Payment.

Payment of the aggregate Exercise Price will be by any acceptable form(s) of consideration, including the method of payment, to the extent permitted by Applicable Laws, as defined in the Plan, as determined by the Administrator.

D. Non-Transferability of Option.

This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.

E. Change in Control.

Notwithstanding the provisions of Section 15(c) of the Plan, upon a Change in Control, as defined in the Plan, the Participant shall immediately be fully vested in any unvested Options granted under this Agreement.

F. Term of Option.

This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Award Agreement.

G. Tax Obligations.

1. Withholding Taxes. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(a) Exercising the Option. The Participant may incur regular federal income tax liability upon exercise of a Nonstatutory Stock Option. The Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the exercised shares on the date of exercise over their aggregate Exercise Price.

(b) Disposition of Shares. If the Participant holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

2. Code Section 409A. Under Code Section 409A, an option that vests after December 31, 2004 that was granted with a per share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the fair market value of a Share of Common Stock on the date of grant (a “Discount Option”) may be considered “deferred compensation.” A Discount Option may result in (a) income recognition by the Participant prior to the exercise of the option, (b) an additional twenty percent (20%) tax, and (c) potential penalty and interest charges. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per share exercise price of this Option equals or exceeds the fair market value of a Share of Common Stock on the date of grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per share exercise price that was less than the fair market value of a Share of Common Stock on the date of grant, Participant will be solely responsible for Participant’s costs related to such a determination.

H. Entire Agreement; Governing Law.

The Plan is incorporated herein by reference. The Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant. This Award Agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

I. NO GUARANTEE OF CONTINUED SERVICE.

PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE WITH PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

[Remainder of Page Intentionally Left Blank]

By Participant’s signature and the signature of the Company’s representative below, Participant and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Award Agreement. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT:	OCCAM NETWORKS, INC.:

Signature	By

Print Name	Title

Residence Address

EXHIBIT A

OCCAM NETWORKS, INC.

2006 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Occam Networks, Inc.

77 Robin Hill Road

Santa Barbara, CA 93117

Attention: Stock Administration

1. Exercise of Option. Effective as of today,                         ,             , the undersigned (“Purchaser”) hereby elects to purchase                      shares (the “Shares”) of the Common Stock of Occam Networks Inc. (the “Company”) under and pursuant to the 2006 Equity Incentive Plan (the “Plan”) and the Stock Option Award Agreement dated              (the “Award Agreement”). The purchase price for the Shares will be $                    , as required by the Award Agreement.

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares and any required withholding taxes to be paid in connection with the exercise of the Option.

3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired will be issued to Participant as soon as practicable after exercise of the Option.

5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

6. Entire Agreement; Governing Law. The Plan and Award Agreement are incorporated herein by reference. This Agreement, the Plan and the Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:	Accepted by:

PURCHASER:	OCCAM NETWORKS, INC.:

Signature	By

Print Name	Its

Address:

Date Received